UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 9, 2011

                         AMR Corporation                   _
(Exact name of registrant as specified in its charter)

          Delaware                                     1-8400                                      75-1825172           _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
(Registrant's telephone number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01       OTHER EVENTS

AMR Corporation (the Company) is filing herewith a press release issued on March 9, 2011 by its wholly-owned subsidiary, American Airlines, Inc. (American), as Exhibit 99.1, which is included herein.  This press release was issued to provide certain information regarding the pricing of a financing transaction previously launched by American on March 7, 2011.

ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press Release of American Airlines, Inc. dated March 9, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               AMR Corporation

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  March 9, 2011

EXHIBIT 99.1

AMERICAN AIRLINES ANNOUNCES PRICING OF PRIVATE OFFERING OF SENIOR SECURED NOTES

FORT WORTH, Texas, March 9 -- American Airlines, Inc. (the “Company”), the principal operating subsidiary of AMR Corporation (NYSE: AMR), today announced the pricing of its private offering of $1,000,000,000 aggregate principal amount of its 7.50% senior secured notes due 2016 (the “notes”). The notes are expected to be secured by certain of the Company’s route authorities, airport landing and take-off slots, and rights to use or occupy space in airport terminals, and proceeds from the offering of the notes are expected to be used for general corporate purposes. The notes will be guaranteed by AMR.  Completion of the offering of the notes is subject to customary closing conditions and is expected to occur on March 15, 2011.

The notes are being offered in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States pursuant to Regulation S under the Securities Act. The notes will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state law.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any offer or sale of the notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any jurisdiction. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Statements in this release contain forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, which constitute the Company’s expectations or beliefs concerning future events. These matters are subject to a number of factors that could cause actual results to differ from our expectations. These factors include, but are not limited to, domestic and international economic conditions; fuel prices; the resolution of pending litigation with certain global distribution systems and business discussions with certain on-line travel agents; general competitive factors including, but not limited to, government regulations and regulatory approvals; uncertainty in domestic or international operations; potential industry consolidation and alliance changes; outbreaks of a disease that affects travel behavior; acts of war or terrorism; our ability to access the capital markets; and changes in the Company’s business strategy, any of which could affect our actual results. Additional information concerning these and other factors is contained in our Securities and Exchange Commission filings, including but not limited to our annual report on Form 10-K for the year ended Dec. 31, 2010.

CONTACT:  Sean Collins, Corporate Communications, of American Airlines, Inc., Fort Worth, Texas, +1-817-967-1577, mediarelations@aa.com